UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8K

CURRENT REPORT

Pursuant to Section 13 of the Securities Exchange Act of 1934

Date of Report

May 16, 2005

FIRST WEST VIRGINIA BANCORP, INC.

(Exact name of registrant as specified in its charter)

West Virginia	1-13652	55-6051901
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1701 Warwood Avenue, Wheeling, West Virginia	26003
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (304) 242-3770

Former name or former address, if changed since last report Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition

Press release dated May 16, 2005, First West Virginia Bancorp, Inc. announces first quarter 2005 earnings.

ITEM 9.01. Financial Statements and Exhibits

©)	Exhibits

Exhibit No. 99            Press release dated May 16, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

FIRST WEST VIRGINIA BANCORP, INC.
(Registrant)

/s/ Sylvan J. Dlesk
Sylvan J. Dlesk
Chairman, Interim President and Chief
Executive Officer

Date: May 16, 2005